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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 16, 2005

                                  TIFFANY & CO.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       1-9494                  13-3228013
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

  727 FIFTH AVENUE, NEW YORK, NEW YORK                              10022
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Registrant makes various grants and awards of cash, stock and stock units, and provides various benefits, to its directors, executive officers and other management employees pursuant to its 1998 Directors Option Plan and 1998 Employee Incentive Plan and pursuant to various retirement plans, formal agreements and informal agreements. As part of its annual review of compensation, the Compensation Committee of Registrant's Board of Directors made various changes to date in fiscal 2005. Forms of changed awards, terms and agreements subject to such changes made in fiscal 2005 are attached as exhibits hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.49 Form of Indemnity Agreement, approved by the Board of Directors on March 11, 2005 for use with all directors and executive officers.

10.109 Summary of informal incentive cash bonus plan for managerial employees.

10.114      1994 Tiffany and Company Supplemental Retirement Income Plan,
            Amended and Restated as of March 7, 2005.

10.139 Form of Fiscal 2005 Cash Incentive Award Agreement for certain executive officers under Registrant's 1998 Employee Incentive Plan.

10.140      Form of Terms of Performance Based Restricted Stock Unit Grants to
            Executive Officers under Registrant's 1998 Employee Incentive Plan.

10.141 Form of Non-Competition and Confidentiality Covenants for use in connection with Performance-Based Restricted Stock Unit Grants to
            Registrant's Executive Officers and Time-Vested Restricted Unit
            Awards made to other officers of Registrant's affiliated companies pursuant to the Registrant's 1998 Employee Incentive Plan and pursuant to the Tiffany and Company Un-funded Retirement Income Plan to Recognize Compensation in Excess of Internal Revenue Code Limits.

10.142 Terms of Stock Option Award (Transferable Non-Qualified Option) under Registrant's 1998 Directors Options Plan as revised March 7,
            2005.

10.143      Terms of Stock Option Award (Standard Non-Qualified Option) under
            Registrant's 1998 Employee Incentive Plan as revised March 7,2005.

10.144 Terms of Stock Option Award (Transfereable Non-Qualified Option) under Registrant's 1998 Employee Incentive Plan as revised March 7,
            2005 (form used for Executive Officers).

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TIFFANY & CO.

                                      BY: /s/ Patrick B. Dorsey
                                          --------------------------------------
                                          Patrick B. Dorsey
                                          Senior Vice President, General Counsel
                                          and Secretary

Date: March 16, 2005

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                                  EXHIBIT INDEX

Exhibit No.       Description
10.49             Form of Indemnity Agreement, approved by the Board of
                  Directors on March 11, 2005 for use with all directors and executive officers.

10.109 Summary of informal incentive cash bonus plan for managerial employees.

10.114            1994 Tiffany and Company Supplemental Retirement Income Plan,
                  Amended and Restated as of March 7, 2005.

10.139 Form of Fiscal 2005 Cash Incentive Award Agreement for certain executive officers under Registrant's 1998 Employee
                  Incentive Plan.

10.140            Form of Terms of Performance Based Restricted Stock Unit
                  Grants to Executive Officers under Registrant's 1998 Employee
                  Incentive Plan.

10.141 Form of Non-Competition and Confidentiality Covenants for use in connection with Performance-Based Restricted Stock Unit
                  Grants to Registrant's Executive Officers and Time-Vested
                  Restricted Unit Awards made to other officers of Registrant's affiliated companies pursuant to the Registrant's 1998
                  Employee Incentive Plan and pursuant to the Tiffany and Company Un-funded Retirement Income Plan to Recognize
                  Compensation in Excess of Internal Revenue Code Limits.

10.142            Terms of Stock Option Award (Transferable Non-Qualified
                  Option) under Registrant's 1998 Directors Options Plan as revised March 7, 2005.

10.143 Terms of Stock Option Award (Standard Non-Qualified Option) under Registrant's 1998 Employee Incentive Plan as revised
                  March 7, 2005.

10.144            Terms of Stock Option Award (Transfereable Non-Qualified
                  Option) under Registrant's 1998 Employee Incentive Plan as revised March 7, 2005 (form used for Executive Officers).